UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2019

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 2, 2019, The Cheesecake Factory Incorporated (the “Company”) closed the acquisitions of North Italia and Fox Restaurant Concepts (“FRC”), including Flower Child, from Samuel Fox and the other owners of FRC.

The transactions were completed for $308 million in consideration at closing, including $12 million earmarked for customary post-closing adjustments. An additional $45 million will be due ratably over the next four years, and the FRC transaction also includes an earn-out provision based on the financial performance of the FRC brands outside of North Italia and Flower Child. The Company previously invested $88 million in the North Italia and Flower Child concepts over the last three years in anticipation of their purchase.

The press release announcing the closing of the acquisitions is furnished as Exhibit 99.1.

ITEM 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, on July 30, 2019, the Company entered into a Third Amended and Restated Loan Agreement (the “Restated Credit Agreement”), which amended and restated in its entirety the Company’s prior Second Amended and Restated Loan Agreement dated as of December 22, 2015. On October 1, 2019, the Company borrowed an additional amount of $285 million under the Restated Credit Agreement, the proceeds of which were used to fund the acquisitions described under Item 2.01 above. The terms of the Restated Credit Agreement are described in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 2, 2019, filed with the Securities and Exchange Commission on August 5, 2019, which description is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

In a press release dated October 1, 2019, the Company announced it will release third quarter fiscal 2019 financial results after market close on Tuesday, October 29, 2019. The Company will hold a conference call to discuss its results on the same day beginning at 2:00 p.m. Pacific Time. The conference call will be webcast and can be accessed on the Company’s website, investors.thecheesecakefactory.com. A replay of the webcast will be available on the Company’s website through November 28, 2019.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated October 2, 2019 entitled “The Cheesecake Factory Completes Acquisitions of North Italia and Fox Restaurant Concepts.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2019	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer